STERLING CAPITAL SELECT EQUITY FUND

SUPPLEMENT DATED AUGUST 21, 2013 TO THE

STERLING CAPITAL FUNDS CLASS A, CLASS B AND CLASS C SHARES

PROSPECTUS AND INSTITUTIONAL SHARES PROSPECTUS,

EACH DATED FEBRUARY 1, 2013, AS AMENDED

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Sterling Capital Funds’ Class A, Class B and Class C Shares Prospectus (the “Retail Prospectus”) and Institutional Shares Prospectus (the “Institutional Prospectus”), each dated February 1, 2013, as amended, with respect to the Sterling Capital Select Equity Fund.

Change in Fund Name

Effective September 3, 2013, the Sterling Capital Select Equity Fund will be renamed the Sterling Capital Large Cap Value Diversified Fund (the “Fund”). All references in the Prospectus to the Sterling Capital Select Equity Fund should be construed to refer to the Fund.

Change in Investment Strategies and Risks

Effective September 3, 2013, the second paragraph of the “Principal Strategy” section of the Fund will be replaced with the following:

Principal Strategy

Sterling Capital Management LLC (“Sterling Capital”) applies “behavioral finance” principles in the construction of the Fund’s portfolio. Behavioral finance theorizes that investment decisions are often influenced by emotion, and that investors can be predictable (and, at times, irrational) in their decision making. These emotionally charged investment decisions can lead to stock price anomalies that create buying opportunities in the marketplace. Sterling Capital seeks to capitalize on these behaviorally driven market anomalies by employing a disciplined investment process that ranks companies in the Fund’s investment universe based on a number of factors, such as valuation, price momentum and earnings revisions, and also takes into account such factors as liquidity and sector exposure to construct a diversified portfolio. Sterling Capital considers selling a security when the security’s ranking becomes less attractive and/or in light of liquidity, sector exposure or diversification considerations.

Effective September 3, 2013, “Investment Style Risk” in the “Principal Risks” section of the Fund will be replaced with the following:

Investment Style Risk: The possibility that the market segment on which this Fund focuses — large cap stocks and value stocks — will underperform other kinds of investments or market averages. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Change to Benchmark Index

Effective September 3, 2013, the benchmark index of the Fund will be changed in order to better represent the Funds’ investment strategies for comparison purposes:

Fund	Current Benchmark Index	New Benchmark Index
Sterling Capital Large Cap Value Diversified Fund	S&P 500® Index	Russell 1000® Value Index

Accordingly, the following information is added to the return table of the prospectus:

	1 Year	5 Year	10 Year	Since Inception (9/30/92)
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)	17.51%	0.59%	7.38%	9.26%

Change in Portfolio Manager

Effective immediately, the information set forth under “Management – Portfolio Manager” will be replaced with the following:

Portfolio Manager

Robert W. Bridges

Director of Sterling Capital and Portfolio Manager

Robert O. Weller

Director of Sterling Capital and Portfolio Manager

Effective immediately, the following replaces the description of the Portfolio Managers for the Fund in the “Portfolio Managers” section of the Prospectus:

Large Cap Value Diversified Fund: Robert W. Bridges and Robert O. Weller are co-portfolio managers of the Sterling Capital Large Cap Value Diversified Fund.

Mr. Bridges, CFA, joined Sterling Capital in 1996, and became a part of the Equity team in 2000. He has over a decade of experience as a Senior Analyst supporting the firm’s fundamentally driven portfolios. In 2006, Mr. Bridges embarked on a research project that led to the development of the firm’s first behavioral finance investment strategy. This process led to the creation of the Sterling Behavioral Finance Small Cap Diversified Alpha portfolio in 2008 and laid the groundwork for future expansion into other Behavioral Finance portfolios. Mr. Bridges continues his role as an analyst for the fundamental portfolios and also serves as co-head of the Behavioral Finance Equity group. Prior to joining Sterling, Mr. Bridges worked as a research analyst and investment committee member at Bridges Investment Counsel. Mr. Bridges received a B.S. in Business from Wake Forest University. He is a CFA charterholder.

Mr. Weller, CFA, joined Sterling Capital in 2012 and is co-head of the Behavior Finance Equity group at the firm. He joined JPMorgan in 1997 and was one of the founding members of the U.S. based Large Cap, Mid Cap and Multi Cap Behavioral Finance strategies in 2003 at JPMorgan Investment Management. Mr. Weller was responsible for the initial research on and implementation of the strategies. His day-to-day duties included portfolio management as well as ongoing behavioral, quantitative and qualitative research. He left Investment Management in 2010 to return to the Private Bank to manage multi-asset class portfolios and subsequently head equities globally for the Private Bank’s discretionary platform. He started his career at Legg Mason Wood Walker in Baltimore, Maryland in 1996. Mr. Weller received a B.B.A. in Finance from Loyola University Maryland. He is a CFA charterholder.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

PRO-SUP-8/13